SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):    July 19, 1995


                             Giddings & Lewis, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       0-17873                   39-1643189
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                   142 Doty Street, Fond du Lac, Wisconsin 54935
          (Address of principal executive offices, including zip code)


                                 (414) 921-9400
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On April 24, 1995, Giddings & Lewis, Inc. ("Giddings & Lewis") acquired through a wholly owned subsidiary all of the issued and outstanding shares of capital stock of Fadal Engineering Company, Inc., a California corporation ("Fadal"), and the land and building in Chatsworth, California used by Fadal in the operation of its business, which was leased by Fadal from a related partnership. Fadal is principally involved in the design, manufacture and sale of computer numerically controlled vertical machining centers. Giddings & Lewis' acquisition of Fadal was previously reported in a Current Report on Form 8-K, dated April 24, 1995, filed by Giddings & Lewis with the Securities and Exchange Commission.

          For the purpose of updating certain disclosures, set forth below are the unaudited financial statements of Fadal at, and for the three months ended, April 2, 1995 and March 31, 1994, and Giddings & Lewis' unaudited pro forma financial information, which reflects the acquisition of Fadal, at, and for the three months ended, April 2, 1995.

   Financial Statements of Business Acquired


                           Fadal Engineering Co., Inc.

                                 Balance Sheets



                                        April 2, 1995   March 31, 1994
                                                 (Unaudited)
   Assets
   Current assets:
     Cash                                $   348,505    $   272,998
     Accounts receivable, less
       allowance for doubtful accounts
       of $390,131 and $292,418 in 1995
       and 1994, respectively             37,654,017     25,518,541
     Note receivable from stockholders'
       partnership, current portion        1,785,710      1,785,710
     Other receivables                       146,485        106,263
     Inventories                          20,409,332     19,219,904
     Prepaid expenses                        652,971        569,725
                                          ----------     ----------
   Total current assets                   60,997,020     47,473,141

   Equipment and leasehold
     improvements, net                     5,944,064      4,935,491
   Note receivable from stockholders'
     partnership, non-current portion      3,928,586      5,714,296
   Note receivable from stockholders               -        275,817
   Accounts receivable, non-current
     portion                                       -         13,413
   Other assets                              148,388        261,884
                                          ----------     ----------
   Total assets                          $71,018,058    $58,674,042
                                         ===========    ===========



   See accompanying notes.

                                              April 2,         March 31,
                                                1995             1994

                                                      (Unaudited)
   Liabilities and stockholders' equity
   Current liabilities:
     Note payable to bank                     $   725,000       $ 4,498,000
     Bank term loan, current portion            1,785,710         1,785,710
     Accounts payable                           6,602,809         8,536,424
     Accrued expenses (Note 2)                  1,090,826         3,189,014
     Income tax payable                           149,000            60,300
     Notes payable to stockholders              8,461,282         6,475,435
     Note payable to estate of former
       stockholder                              2,094,197         2,145,217
     Note payable to former stockholder's
       estate, current portion                    900,000           900,000
                                               ----------        ----------
   Total current liabilities                   21,808,824        27,590,100

   Deferred income                                      -           232,159

   Bank term loan, long-term portion            3,928,586         5,714,296

   Note payable to former stockholder's
     estate, long-term portion                  6,300,000         7,200,000

   Commitments and contingencies

   Stockholders' equity:
     Common stock, no par value:
       authorized shares - 135,000 issued
       and outstanding shares - 18,480             20,533            20,533
     Additional paid-in capital                     1,200             1,200
     Retained earnings                         38,958,915        17,915,754
                                              -----------       -----------
   Total stockholders' equity                  38,980,648        17,937,487
                                               ----------       -----------
   Total liabilities and stockholders'
     equity                                   $71,018,058       $58,674,042
                                               ==========       ===========

   See accompanying notes.

                           Fadal Engineering Co., Inc.

                              Statements of Income


                                               Three months ended
                                          April 2, 1995   March 31, 1994
                                                   (Unaudited)

   Net sales                               $42,640,318      $28,107,653

   Costs and expenses:
     Cost of sales                          29,726,484       21,340,209
     Selling, general and
       administrative expenses (Note 2)      1,878,374        3,764,574
     Depreciation and amortization             502,258          444,401
   Total operating expenses                 32,107,116       25,549,184
                                            ----------       ----------
   Operating income                         10,533,202        2,558,469


   Other (income) expense:
     Net interest expense                      350,774          391,860
     Earthquake repairs                          3,952          298,096
     Other miscellaneous income                (18,363)          (9,610)
                                            ----------       ----------
   Total other expense                         336,363          680,346
                                            ----------        ---------
   Income before provision for state
     income taxes                           10,196,839        1,878,123

   Provision for state income taxes            155,000           63,600
                                            ----------       ----------
   Net income                              $10,041,839      $ 1,814,523
                                           ===========       ==========


   See accompanying notes.

                           Fadal Engineering Co., Inc.

                       Statements of Stockholders' Equity

                                      Additional                  Total
                     Common Stock       Paid-in    Retained   Stockholders'
                    Shares     Amount   Capital    Earnings       Equity



  Balance at
    December 31,
    1992          18,480     $20,533   $1,200    $12,374,744    $12,396,477

   Net income          -           -        -      3,726,487      3,726,487
               ---------    --------  -------     ----------     ----------

  Balance at
    December 31,
    1993          18,480      20,533    1,200     16,101,231     16,122,964

   Net income          -           -        -     12,815,845     12,815,845
               ---------    -------- --------    -----------    -----------
  Balance at
    December 31,
    1994          18,480     $20,533   $1,200    $28,917,076    $28,938,809

   Net income          -           -        -     10,041,839     10,041,839
                --------    -------- --------     ----------     ----------

  Balance at
    April 2,
    1995          18,480      20,533    1,200     38,958,915     38,980,648
                 =======     =======  =======    ===========   ============


   See accompanying notes.

                           Fadal Engineering Co., Inc.

                            Statements of Cash Flows

                                              Three months ended
                                        April 2, 1995  March 31, 1994

                                                  (Unaudited)
   Increase (decrease) in cash
   Operating activities
   Net income                            $ 10,041,839    $  1,814,523
    Adjustments to reconcile net income
     to net cash provided by operating
     activities:
     Depreciation and amortization            502,258         444,401
     Gain on asset dispositions               (18,363)              -
     Changes in assets and liabilities:
       Increase in accounts receivable     (4,356,509)     (4,243,199)
       Decrease in other receivables           17,669          32,174
       (Increase) decrease in
         inventories                          777,593        (843,887)
       Increase in prepaid expenses
         and other assets                     (63,879)       (144,186)
       Increase (decrease) in accounts
         payable                           (2,418,766)      4,197,042
       Increase in income taxes payable
         and accrued expenses                 190,813       2,379,347
                                           ----------     -----------
   Total adjustments                       (5,369,184)      1,821,692
                                           ----------     -----------

   Net Cash provided by operating
    activities                              4,672,655       3,636,215
                                           ==========     ===========
   Investing activities
   Capital expenditures                      (899,207)       (750,944)
   Proceeds from disposition of assets         39,768               -
                                           ----------      ----------
   Net cash used in investing
    activities                               (859,439)       (750,944)

   Financing activities
   Proceeds from draws on lines of
    credit                                  3,525,000      11,115,000
   Repayments under lines of credit       (14,800,000)    (15,389,000)
   Net borrowings from stockholders          (201,749)       (425,821)
                                          -----------     -----------
   Net cash provided by financing
    activities                            (11,476,749)     (4,699,821)
                                          -----------     -----------
   Net decrease in cash                    (7,663,533)     (1,814,550)
   Cash at beginning of period              8,012,038       2,087,548
                                          -----------      ----------
   Cash at end of period                 $    348,505     $   272,998
                                          ===========      ==========


   See accompanying notes.

                           Fadal Engineering Co., Inc.

                          Notes to Financial Statements

                                  April 2, 1995

                                   (Unaudited)

   1. Basis of Presentation

      The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three-month period ended April 2, 1995 are not necessarily indicative of the results that may be expected for the year ended December 31, 1995.

   2. Additional Compensation Expense

      The selling, general, and administrative expenses for the quarter ended March 31, 1994 reflect an allocation to that quarter of $2,273,484 in additional compensation expense which was paid in December 1994 to key executives of Fadal.

   3. Subsequent Event

      Effective April 24, 1995, Fadal was sold to Giddings & Lewis.

      Pro Forma Financial Information



                             GIDDINGS & LEWIS, INC.
                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

          The following unaudited pro forma financial information relates to the April 24, 1995 acquisition (such acquisition including certain related transactions are collectively referred to herein as the "Acquisition") by a wholly owned subsidiary of Giddings & Lewis of (a) all of the issued and outstanding shares of capital stock of Fadal and (b) the land and building used by Fadal and leased from a related partnership. The transaction has been accounted for as a purchase business combination. The pro forma amounts have been prepared based on certain purchase accounting and other pro forma adjustments (as described in the accompanying notes) to the April 2, 1995 historical financial statements of both companies.

          The unaudited pro forma condensed consolidated statement of income for the three months ended April 2, 1995 reflects the historical results of operations of both companies with pro forma acquisition adjustments as if the Acquisition had occurred on January 1, 1995. The unaudited pro forma condensed consolidated balance sheet at April 2, 1995 reflects the historical financial position of both companies at April 2, 1995, with pro forma acquisition adjustments as if the Acquisition had occurred on April 2, 1995. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the Acquisition, (b) factually supportable, and (c) in the case of certain income statement adjustments, expected to have a continuing impact.

          The unaudited pro forma condensed consolidated financial statements should be read in connection with Giddings & Lewis' Annual Report on Form 10-K for the year ended December 31, 1994 and Quarterly Report on Form 10-Q for the quarter ended April 2, 1995 along with the April 2, 1995 financial statements of Fadal and related notes appearing elsewhere in this Current Report on Form 8-K.

          The unaudited pro forma financial information presented is for information purposes only and does not purport to represent what Giddings & Lewis' and Fadal's financial position or results of operations as of the dates presented would have been had the Acquisition in fact occurred on such date or at the beginning of the period indicated or to project Giddings & Lewis' and Fadal's financial position or results of operations for any future date or period.

                                            PRO FORMA CONDENSED
                                        CONSOLIDATED BALANCE SHEET

                                              (In thousands)
                                                (Unaudited)

                                               April 2, 1995

                               Giddings              Pro Forma         Pro
                                & Lewis     Fadal   Adjustments       Forma
                                                        (Note 2)
      ASSETS
    Current assets:
      Cash and cash
       equivalents  . . . .    $ 10,195   $    349     $(349)(a)   $ 10,195
      Accounts receivable .     369,580     37,654         -        407,234
      Inventories . . . . .      82,862     20,409         -        103,271
      Note receivable . . .           -      1,829    (1,829)(a)          -
      Other current assets       24,027        756       235(a,b)    25,018
                              ---------   ------------------      ---------
    Total current assets  .     486,664     60,997    (1,943)       545,718
    Non-current assets
      Net property, plant and
       equipment  . . . . .     109,678      5,944     6,900(b)     122,522
      Note receivable . . .           -      3,929    (3,929)(a)          -
      Costs in excess of net
       acquired tangible
       assets . . . . . . .      84,420          -   114,564(b)     198,984
      Other assets  . . . .      30,106        148     1,205(a,b)    31,459
                              ---------  ---------  --------     ----------
    Total non-current assets
                                224,204     10,021   118,740        352,965
                              ---------  --------- ---------     ----------
    Total assets  . . . . .    $710,868    $71,018  $116,797       $898,683
                               ========   ========  ========       ========
     LIABILITIES AND EQUITY
    Current liabilities:
      Accounts payable  . .     $50,635    $ 6,603   $     -       $ 57,238
      Accrued expenses  . .      82,436      1,240      (221)(a)     83,455
      Notes payable -
       revolving credit . .      36,000          -   180,193(c)     216,193
      Notes payable - other           -     13,966   (13,966)(a)          -
                               --------  ---------  --------      ---------
    Total current
      liabilities . . . . .     169,071     21,809   166,006        356,886
    Non-current liabilities:
      Notes payable . . . .           -     10,228   (10,228)(a)          -
      Other . . . . . . . .      45,554          -         -         45,554
                               --------   --------  --------        -------
    Total non-current
      liabilities . . . . .      45,554     10,228   (10,228)        45,554
                               --------   --------  --------        -------
    Total liabilities . . .     214,625     32,037   155,778        402,440
    Total shareholders'
      equity  . . . . . . .     496,243     38,981   (38,981)(a,b)  496,243
                               --------   -------- ---------       --------
    Total liabilities and
      shareholders' equity     $710,868    $71,018  $116,797       $898,683
                               ========    =======  ========       ========



   See Notes to Unaudited Pro Forma Condensed Consolidated Financial
   Statements

                              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                                                 INCOME

                                  (In thousands, except per share data)
                                               (Unaudited)

                                    Three Months Ended April 2, 1995
                             Giddings                Pro Forma
                              & Lewis    Fadal      Adjustments    Pro Forma
                                                     (Note 2)

    Net sales . . . . . .    $154,576  $42,640    $      -        $197,216
    Cost of sales . . . .     122,862   29,727        (360)(d)     152,229
    Selling, general and
      administrative
      expenses  . . . . .      15,583    1,878           -          17,461
    Depreciation and
      amortization  . . .       4,182      502       1,262(e,f,g)    5,946
                            ---------  -------   ---------        --------
    Operating income  . .      11,949   10,533        (902)         21,580
    Net interest expense          290      351       2,866(h,i,j)    3,507
    Other (income) expense        (31)     (15)          -             (46)
                            ---------  -------   ---------        --------
    Income before
     provision for income
     taxes  . . . . . . .      11,690   10,197      (3,768)         18,119

    Provision for income
     taxes  . . . . . . .       4,594      155       2,513(k)        7,262
                             --------  -------   ---------        --------
    Net income  . . . . .     $ 7,096  $10,042     ($6,281)        $10,857
                              =======  =======     =======         =======
    Net income per common
     share  . . . . . . .       $ .21                                $ .32(l)
                                =====                               ======
    Average number of
     common shares
     outstanding  . . . .      34,364                               34,364
                               ======                               ======

        See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                             GIDDINGS & LEWIS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                        (in thousands except share data)


     1.  Basis of Presentation

         The accompanying unaudited pro forma condensed consolidated financial statements have been prepared using the historical financial statements of Giddings & Lewis and Fadal, with pro forma adjustments as if the Acquisition had occurred on January 1, 1995 for purposes of the income statement and April 2, 1995 for purposes of the balance sheet.

     2.  Pro Form Adjustments

         The pro forma adjustments are summarized as follows:

         Balance Sheet:

         1. To eliminate related party and other assets and liabilities not acquired/assumed in the Acquisition, as follows:

                      Cash  . . . . . . . . .      $349
                      Note receivable:
                         Current  . . . . . .     1,829
                         Non-current  . . . .     3,929
                      Other current assets  .        15

                      Other assets  . . . . .        95
                      Accrued expenses  . . .      (221)
                      Notes payable-current .   (13,966)
                      Notes payable-
                       non-current  . . . . .   (10,228)
                                               --------
                                               $(18,198)
                                               ========


         2. To adjust the acquired assets and assumed liabilities to their estimated fair value:

          Total cash consideration  . . . . . . . . . .    $180,193
                                                           ========
          Purchase price allocation
               Book value of acquired net assets
                of Fadal at April 2, 1995 . . . . . . .     $57,179
               Adjustments to acquired net assets:
                  Estimated fair value of land and
                   buildings acquired from related
                   partnership  . . . . . . . . . . . .       6,900
                  Organization costs  . . . . . . . . .       1,300
                  Loan origination fee  . . . . . . . .         250
                  Costs in excess of net acquired
                   tangible assets  . . . . . . . . . .     114,564
                                                           --------
                                                           $180,193
                                                           ========

          (a) To record the debt incurred by Giddings & Lewis to finance the Acquisition (via draws on its new and amended U.S. revolving credit facilities).


          Income Statement:

          (b) Reduction in lease costs due to the real estate and building purchase - $360

          (c) Amortization of costs in excess of net acquired tangible assets. Giddings & Lewis is in the process of valuing intangible assets acquired. For purposes of this pro forma condensed consolidated statement of income, Giddings & Lewis estimates the average life of these intangibles will approximate 24 years - $1,176.

          (d)  Depreciation expense on the building purchase - $21.

          (e)  Amortization of organization costs during a period of 5 years
   - $65.

          (f)  Eliminate interest expense on the debt retained by the sellers
   - $350.

          (g)  Amortization of loan origination fees - $63.

          (h) Additional interest expense on the acquisition debt of $180,193. Interest rate used was 7.0% - $3,153.

          (i) To reflect corporate and state income taxes at the estimated combined effective statutory rate (41.5%) as if Fadal had been a C corporation during 1995, and the tax effect of pro forma adjustments using a 41.5% tax rate.

          Per Share Computation:

          (j) The computation of earnings per share is based upon the pro forma net income divided by the historical weighted average number of Giddings & Lewis common shares outstanding during the first quarter of 1995.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GIDDINGS & LEWIS, INC.



   Date:  July 19, 1995            By:  /s/ Richard C. Kleinfeldt
                                        Richard C. Kleinfeldt
                                        Vice President-Finance, Secretary
                                          and Chief Financial Officer